EXHIBIT 10.05

Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(a)(6) of Regulation S-K.
This exhibit is an English translation of a foreign language document. The Company hereby agrees to furnish to the SEC, upon request, a copy of the foreign language document.

Supplementary Agreement to
Employment Agreement No. 21-38/1 dated February 1, 2021

City of Astana                                    July 15, 2025

Parties:
EMPLOYER: Public Company Freedom Finance Global PLC, a private company duly registered in the Register of Companies of the Astana Financial Services Authority and licensed under commercial number AFSA-A-LA-2020-0019 and identification number 200240900095, with its registered office at Republic of Kazakhstan, Astana, Esil district, Dostyk street, building 16, office 2 (Talan Towers Offices), represented by the Head of the HR Administration of the HR Department Turmagambetova M.A. acting on the basis of a power of attorney No. DV-FG-2025/04/02-01 dated April 2, 2025.,
and
EMPLOYEE: Turlov Timur Ruslanovich, citizen of the Republic of Kazakhstan ID card No. [***] issued by [***] on [***], IIN [***], residing at: [***], hereinafter jointly referred to as the Parties, have entered into this supplementary agreement (the “Agreement”) to Employment Agreement (the “Contract”) No. 21-38/1 dated February 1, 2021 as follows:

1. The Employer transfers the Employee to the position of Chairman of the Advisory Board.
2. The remaining terms of the Contract shall remain unchanged.
3. This Agreement enters into force on July 15, 2025.
4. This Agreement is drawn up in two copies, one for each of the Parties.

5. DETAILS AND SIGNATURES OF THE PARTIES

Employer:	Employee:
Public Company	Turlov Timur Ruslanovich
Freedom Finance Global PLC
Republic of Kazakhstan, Astana, Esil district, Dostyk street, building 16, office 2 (Talan Towers Offices)	Citizen of the Republic of Kazakhstan ID card No. [***]
BIN 200240900095	issued by [***] on [***]
Bank details:	IIN [***]
No. [***]	[***]
“Bank Freedom Finance Kazakhstan” JSC
BIC: KSNVKZKA
Kbe 15

Head of the HR Administration of the HR Department

/s/ Turmagambetova M.A. Turmagambetova M.A. (stamp)	/s/ Turlov T.R. Turlov T.R.